SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report                (Date of earliest event reported)
          --------------                 -------------------------------
        February 24, 2004                      (February 23, 2004)


                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-8662                     23-2265039
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(State or other jurisdiction     (Commission File              (IRS Employer
    or incorporation)                 Number)                Identification No.)


         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code         (704) 366-5054
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Exhibits:

99.1     Press Release dated February 23, 2004


Item 12. Results of Operations and Financial Condition.

         On February 23, 2004, the Company issued a press release disclosing certain information relating to its recently completed fiscal period. A copy of the press release is filed as an exhibit herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RCG COMPANIES INCORPORATED


                              By: /s/ Michael Pruitt
                                  ----------------------------------------------
                                  Name: Michael Pruitt
                                  Its: Chief Executive Officer

Dated:  February 24, 2004